UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05652

Dreyfus Municipal Income, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	9/30
Date of reporting period:	3/31/17

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Municipal Income, Inc.

SEMIANNUAL REPORT March 31, 2017

Dreyfus Municipal Income, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of Fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Municipal Income, Inc.	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Municipal Income, Inc., covering the six-month period from October 1, 2016 through March 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks advanced solidly but bonds lost a degree of value over the reporting period amid heightened market volatility stemming from various economic and political developments. After previously rallying in response to stabilizing commodity prices, improving global economic data, and better-than-expected corporate earnings, stocks and corporate-backed bonds generally gave back a portion of their gains in October due to uncertainty in advance of U.S. elections. Meanwhile, prices of U.S. government securities began to decline in anticipation of higher inflation and short-term interest-rate hikes from U.S. monetary policymakers. After the election in early November, equity markets rallied to a series of new highs as investors revised their expectations for U.S. fiscal, regulatory, and tax policies. In the bond market, yields surged higher and prices fell after the election, while lower rated corporate-backed bonds continued to advance in anticipation of a more business-friendly political climate.

Some asset classes and industry groups seem likely to continue to benefit from a changing economic and geopolitical landscape, while others probably will face challenges as conditions evolve. Consequently, selectivity seems likely to be an important determinant of investment success in the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero

Chief Executive Officer

The Dreyfus Corporation

April 17, 2017

DISCUSSION OF FUND PERFORMANCE

For the period from October 1, 2016 through March 31, 2017, as provided by Daniel Rabasco and Jeffrey Burger, Primary Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended March 31, 2017, Dreyfus Municipal Income, Inc. produced a total return of -3.26% on a net-asset-value basis.1 Over the same period, the fund provided aggregate income dividends of $0.246 per share, which reflects a distribution rate of 5.52%.2

Municipal bonds generally produced moderate losses during the reporting period amid rising interest rates, changing supply-and-demand dynamics, and political uncertainty. The fund’s relatively long duration increased its sensitivity to market volatility.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of the value of its net assets in municipal obligations and invests in municipal obligations which, at the time of purchase, are rated investment grade or the unrated equivalent as determined by The Dreyfus Corporation in the case of bonds, and rated in the two highest rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having, or deemed to have, maturities of less than one year.

To this end, we have constructed a portfolio derived from seeking income opportunities through analysis of each bond’s structure, including paying close attention to each bond’s yield, maturity, and early redemption features. Over time, many of the fund’s relatively higher-yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace those bonds with investments consistent with the fund’s investment policies, albeit with yields that reflect the then-current interest-rate environment. When making new investments, we focus on identifying undervalued sectors and securities, and we minimize the use of interest-rate forecasting. We use fundamental analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market.

Political and Technical Factors Fueled Market Volatility

After municipal bonds produced generally strong returns earlier in 2016, volatility began to increase near the start of the reporting period when issuers came to market with a flood of new securities in anticipation of a short-term interest-rate hike from the Federal Reserve Board. Market declines accelerated in November after the unexpected election of a new presidential administration, which sparked uncertainty regarding potential changes in tax policy. Municipal bonds subsequently recouped some of their previous losses when supply-and-demand imbalances moderated and investors recognized that tax reform will take time and political capital to enact. However, better market performance later in the reporting period was not enough to fully offset earlier weakness.

Credit conditions remained sound for most municipal bond issuers. Several states and municipalities are facing pressure from underfunded pension systems, but most have benefited from rising tax revenues and balanced operating budgets.

Emphasis on Income Helped Cushion Market Declines

The fund’s performance over the reporting period was supported by its emphasis on income, as higher-yielding holdings helped cushion the impact of price declines early in the reporting period.

DISCUSSION OF FUND PERFORMANCE (continued)

The fund achieved especially strong results through its focus on revenue-backed bonds from hospitals, airports, and the states’ settlement of litigation with U.S. tobacco companies.

On the other hand, the fund’s results were constrained to a degree by its average duration, which we had set in a position that we consider modestly long compared to market averages. Although this positioning helped the fund capture higher yields and participate more fully in the market rally later in the reporting period, it made the fund more sensitive to rising interest rates during the sharp sell-off in November. In addition, the fund’s emphasis on higher-quality municipal bonds, including underweighted exposure to securities rated at the lower end of the investment-grade range, limited the fund’s participation in some of the stronger areas of the market. The fund’s leveraging strategy magnified these shortfalls.

Near-Term Challenges May Create Long-Term Opportunities

The national municipal bond market recently has shown signs of renewed strength. Investors who may have overreacted to the tax implications of the presidential election appear to have adopted a more balanced perspective. However, we are aware that seasonal factors tend to weigh on market averages in the spring, when selling pressure increases to raise cash for income tax payments. Therefore, we are watchful for tactical opportunities to take advantage of bouts of market volatility to purchase municipal bonds from fundamentally sound issuers at attractive prices.

As of the end of the reporting period, we have maintained the fund’s emphasis on income through investments in higher-yielding, higher-quality, revenue-backed municipal bonds. We also have retained relatively light exposure to general obligation bonds, particularly from states and municipalities that are struggling with public pension funding shortfalls. We have continued to set the fund’s average duration in a modestly long position.

April 17, 2017

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Market price per share, net asset value per share, and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

STATEMENT OF INVESTMENTS

March 31, 2017 (Unaudited)

Long-Term Municipal Investments - 151.2%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Alabama - 3.1%
Jefferson County, Sewer Revenue Warrants	0/7.75	10/1/46	4,000,000	[a]	3,039,280
Lower Alabama Gas District, Gas Project Revenue	5.00	9/1/46	2,500,000		2,949,325
				5,988,605
Arizona - 8.3%
La Paz County Industrial Development Authority, Education Facility LR (Charter Schools Solutions-Harmony Public Schools Project)	5.00	2/15/46	1,500,000	[b]	1,542,495
Pima County Industrial Development Authority, Education Revenue (American Charter Schools Foundation Project)	5.63	7/1/38	200,000		191,038
Pinal County Electrical District Number 4, Electric System Revenue (Prerefunded)	6.00	12/1/18	1,300,000	[c]	1,406,730
Salt Verde Financial Corporation, Senior Gas Revenue	5.00	12/1/37	2,190,000		2,543,159
Tender Option Bond Trust Receipts (Series 2016-XM0447), (Salt River Project Agricultural Improvement and Power District, Salt River Project Electric System Revenue) Recourse	5.00	1/1/38	9,998,763	[b,d]	10,309,713
				15,993,135
California - 22.3%
California, GO (Various Purpose)	5.75	4/1/31	3,950,000		4,319,799
California, GO (Various Purpose)	6.00	3/1/33	1,250,000		1,411,850
California, GO (Various Purpose)	6.50	4/1/33	3,000,000		3,320,250
California, GO (Various Purpose)	6.00	11/1/35	2,500,000		2,808,850
Sacramento County, Airport System Subordinate and Passenger Facility Charges Grant Revenue	6.00	7/1/35	2,250,000		2,379,353
Santa Ana Community Redevelopment Agency, Tax Allocation Revenue (Merged Project Area)	6.75	9/1/28	3,000,000		3,498,090
Tender Option Bond Trust Receipts (Series 2016-XM0371), (Los Angeles Department of Airports, Senior Revenue (Los Angeles International Airport)) Non-recourse	5.25	5/15/18	10,000,000	[b,d]	11,213,800

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal Investments - 151.2% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
California - 22.3% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0387), (Los Angeles Department of Airports, Senior Revenue (Los Angeles International Airport)) Non-recourse	5.00	5/15/21	4,000,000	[b,d]	4,432,480
Tender Option Bond Trust Receipts (Series 2016-XM0390), (The Regents of the University of California, General Revenue) Non-recourse	5.00	5/15/21	3,750,000	[b,d]	4,274,475
Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds (San Diego County Tobacco Asset Securitization Corporation)	5.00	6/1/37	3,500,000		3,499,895
Tuolumne Wind Project Authority, Revenue (Tuolumne Company Project) (Prerefunded)	5.88	1/1/19	1,500,000	[c]	1,626,510
				42,785,352
Colorado - 6.7%
Colorado Educational and Cultural Facilities Authority, Charter School Revenue (American Academy Project) (Prerefunded)	8.00	12/1/18	1,500,000	[c]	1,699,245
E-470 Public Highway Authority, Senior Revenue	5.25	9/1/25	1,000,000		1,085,850
E-470 Public Highway Authority, Senior Revenue	5.38	9/1/26	1,000,000		1,085,980
Tender Option Bond Trust Receipts (Series 2016-XM0385), (Board of Governors of the Colorado State University, System Enterprise Revenue) Non-recourse	5.00	3/1/20	2,550,000	[b,d]	2,834,427
Tender Option Bond Trust Receipts (Series 2016-XM0433), (Colorado Springs, Utilities System Improvement Revenue) Recourse	5.00	11/15/43	4,000,000	[b,d]	4,533,600
University of Colorado Regents, University Enterprise Revenue (Prerefunded)	5.38	6/1/19	1,500,000	[c]	1,635,600
				12,874,702
Connecticut - 1.4%
Connecticut Health and Educational Facilities Authority, Revenue (Trinity Health Credit Group)	5.00	12/1/45	2,500,000		2,752,625
District of Columbia - 4.1%
Tender Option Bond Trust Receipts (Series 2016-XM0437), (District of Columbia, Income Tax Secured Revenue) Recourse	5.00	12/1/35	6,999,163	[b,d]	7,932,543
Florida - 7.1%
Davie, Educational Facilities Revenue (Nova Southeastern University Project)	5.63	4/1/43	1,000,000		1,109,540

Long-Term Municipal Investments - 151.2% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Florida - 7.1% (continued)
Greater Orlando Aviation Authority, Airport Facilities Revenue	6.25	10/1/20	3,980,000		4,440,605
Halifax Hospital Medical Center, HR	4.00	6/1/41	1,000,000		986,220
Mid-Bay Bridge Authority, Springing Lien Revenue (Prerefunded)	7.25	10/1/21	2,500,000	[c]	3,109,675
Saint Johns County Industrial Development Authority, Revenue (Presbyterian Retirement Communities Project) (Prerefunded)	5.88	8/1/20	2,500,000	[c]	2,864,650
South Lake County Hospital District, Revenue (South Lake Hospital, Inc.)	6.25	4/1/39	1,000,000		1,075,760
				13,586,450
Georgia - 2.6%
Atlanta, Water and Wastewater Revenue (Prerefunded)	6.00	11/1/19	3,000,000	[c]	3,368,400
Atlanta Development Authority, Senior Lien Revenue (New Downtown Atlanta Stadium Project)	5.25	7/1/40	1,500,000		1,714,320
				5,082,720
Hawaii - 1.4%
Hawaii Department of Budget and Finance, Special Purpose Revenue (Hawaiian Electric Company, Inc. and Subsidiary Projects)	6.50	7/1/39	2,400,000		2,602,056
Illinois - 14.9%
Chicago, General Airport Third Lien Revenue (Chicago O'Hare International Airport)	5.63	1/1/35	1,000,000		1,121,830
Chicago, GO (Project and Refunding Series)	6.00	1/1/38	2,000,000		2,082,140
Chicago, Second Lien Wastewater Transmission Revenue	5.00	1/1/39	1,100,000		1,169,597
Chicago, Second Lien Water Revenue	5.00	11/1/28	1,000,000		1,101,210
Chicago, Second Lien Water Revenue (Insured; AMBAC)	5.00	11/1/32	2,000,000		2,005,820
Chicago Transit Authority, Second Lien Sales Tax Receipts Revenue	5.00	12/1/46	2,000,000		2,132,480
Metropolitan Pier and Exposition Authority, Dedicated Tax Revenue (Capital Appreciation-McCormick Place Expansion Project) (Insured; MBIA Insurance Corporation)	0.00	12/15/36	2,500,000	[e]	980,825
Metropolitan Pier and Exposition Authority, Revenue (McCormick Place Expansion Project)	5.00	12/15/28	1,500,000		1,569,315
Metropolitan Pier and Exposition Authority, Revenue (McCormick Place Expansion Project)	5.00	6/15/53	2,500,000		2,520,800
Railsplitter Tobacco Settlement Authority, Tobacco Settlement Revenue	6.00	6/1/28	2,000,000		2,274,000

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal Investments - 151.2% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Illinois - 14.9% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0378), (Greater Chicago Metropolitan Water Reclamation District, GO Capital Improvement Bonds) Non-recourse	5.00	12/1/19	2,500,000	[b,d]	2,760,525
Tender Option Bond Trust Receipts (Series 2017-XM0492), (Illinois Finance Authority, Revenue (The University of Chicago)) Non-recourse	5.00	10/1/40	7,000,000	[b,d]	7,826,280
University of Illinois Board of Trustees, Auxiliary Facilities System Revenue	5.13	4/1/36	1,000,000		1,076,800
				28,621,622
Iowa - .9%
Iowa Student Loan Liquidity Corporation, Student Loan Revenue	5.75	12/1/28	1,710,000		1,825,972
Louisiana - 1.0%
Louisiana Public Facilities Authority, Revenue (CHRISTUS Health Obligated Group)	6.13	7/1/29	1,000,000		1,090,970
Louisiana Public Facilities Authority, Revenue (Entergy Louisiana, LLC Project)	3.50	6/1/30	800,000		801,816
				1,892,786
Maine - .7%
Maine Health and Higher Educational Facilities Authority, Revenue (Maine General Medical Center Issue)	7.50	7/1/32	1,250,000		1,418,025
Maryland - 4.0%
Maryland Economic Development Corporation, EDR (Transportation Facilities Project)	5.75	6/1/35	1,000,000		1,075,230
Maryland Economic Development Corporation, PCR (Potomac Electric Project)	6.20	9/1/22	2,500,000		2,739,150
Maryland Health and Higher Educational Facilities Authority, Revenue (Adventist HealthCare Issue)	5.50	1/1/46	1,500,000		1,662,195
Tender Option Bond Trust Receipts (Series 2016-XM0391), (Mayor and City Council of Baltimore, Project Revenue (Water Projects)) Non-recourse	5.00	7/1/21	2,000,000	[b,d]	2,226,530
				7,703,105
Massachusetts - 5.1%
Massachusetts Development Finance Agency, Revenue (Tufts Medical Center Issue)	7.25	1/1/32	1,500,000		1,748,190
Massachusetts Educational Financing Authority, Education Loan Revenue (Issue K)	5.25	7/1/29	1,660,000		1,812,322
Massachusetts Health and Educational Facilities Authority, Revenue (Suffolk University Issue)	6.25	7/1/30	2,000,000		2,192,540

Long-Term Municipal Investments - 151.2% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Massachusetts - 5.1% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0386), (University of Massachusetts Building Authority, Project and Refunding Revenue) Non-recourse	5.00	5/1/21	3,698,335	[b,d] 4,128,515
				9,881,567
Michigan - 5.0%
Detroit, Water Supply System Senior Lien Revenue	5.00	7/1/31	1,500,000	1,611,360
Detroit, Water Supply System Senior Lien Revenue	5.00	7/1/36	3,000,000	3,210,390
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Water Supply System Revenue Senior Lien Local Project Bonds) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/36	500,000	545,290
Michigan Strategic Fund, SWDR (Genesee Power Station Project)	7.50	1/1/21	1,600,000	1,558,912
Royal Oak Hospital Finance Authority, HR (William Beaumont Hospital Obligated Group) (Prerefunded)	8.00	9/1/18	2,500,000	[c] 2,744,000
				9,669,952
Minnesota - 2.4%
Minneapolis, Health Care System Revenue (Fairview Health Services) (Prerefunded)	6.75	11/15/18	3,000,000	[c] 3,274,800
Saint Paul Housing and Redevelopment Authority, Hospital Facility Revenue (HealthEast Care System Project)	5.00	11/15/44	1,200,000	1,259,040
				4,533,840
Mississippi - 2.3%
Mississippi Business Finance Corporation, PCR (System Energy Resources, Inc. Project)	5.88	4/1/22	2,200,000	2,209,636
Warren County, Gulf Opportunity Zone Revenue (International Paper Company Project)	5.38	12/1/35	2,000,000	2,205,140
				4,414,776
Missouri - 1.1%
Missouri Health and Educational Facilities Authority, Revenue (Lutheran Senior Services Projects)	5.00	2/1/46	2,000,000	2,097,380
Nebraska - .6%
Douglas County Hospital Authority, Revenue (Childrens Hospital Obligation Group)	5.00	11/15/36	1,000,000	1,123,260

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal Investments - 151.2% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New Jersey - 5.1%
New Jersey Economic Development Authority, Revenue	5.25	6/15/27	1,000,000		1,052,200
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.25	6/15/40	1,250,000		1,271,563
New Jersey Economic Development Authority, Water Facilities Revenue (New Jersey - American Water Company, Inc. Project)	5.70	10/1/39	2,000,000		2,180,720
New Jersey Higher Education Student Assistance Authority, Student Loan Revenue (Insured; Assured Guaranty Corp.)	6.13	6/1/30	1,610,000		1,668,910
New Jersey Transportation Trust Fund Authority, Transportation Program Revenue	5.25	6/15/33	1,000,000		1,026,740
Tobacco Settlement Financing Corporation of New Jersey, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/29	2,500,000		2,508,925
				9,709,058
New Mexico - 1.7%
Farmington, PCR (Public Service Company of New Mexico San Juan Project)	5.90	6/1/40	3,000,000		3,319,200
New York - 12.3%
New York City Educational Construction Fund, Revenue	6.50	4/1/28	1,500,000		1,773,795
New York City Industrial Development Agency, PILOT Revenue (Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/49	1,435,000		1,588,287
New York Transportation Development Corporation, Special Facility Revenue (LaGuardia Airport Terminal B Redevelopment Project)	5.00	7/1/46	1,500,000		1,594,080
Port Authority of New York and New Jersey, Special Project Bonds (JFK International Air Terminal LLC Project)	6.00	12/1/36	1,500,000		1,691,940
Tender Option Bond Trust Receipts (Series 2016-XM0436), (New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue) Recourse	5.00	6/15/44	7,400,000	[b,d]	8,255,884
Tender Option Bond Trust Receipts (Series 2016-XM0439), (New York City Transitional Finance Authority, Future Tax Secured Revenue) Recourse	5.00	5/1/30	7,996,798	[b,d]	8,644,837
				23,548,823

Long-Term Municipal Investments - 151.2% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
North Carolina - 2.9%
Tender Option Bond Trust Receipts (Series 2016-XM0444), (North Carolina Medical Care Commission, Health Care Facilities Revenue (Duke University Health System)) Recourse	5.00	6/1/42	5,000,000	[b,d]	5,570,650
Ohio - 1.2%
Butler County, Hospital Facilities Revenue (UC Health)	5.50	11/1/40	1,050,000		1,159,200
Butler County, Hospital Facilities Revenue (UC Health) (Prerefunded)	5.50	11/1/20	450,000	[c]	513,288
Ohio Air Quality Development Authority, Air Quality Revenue (Ohio Valley Electric Corporation Project)	5.63	10/1/19	600,000		625,884
				2,298,372
Pennsylvania - 3.3%
Clairton Municipal Authority, Sewer Revenue	5.00	12/1/42	1,000,000		1,077,520
Pennsylvania Turnpike Commission, Turnpike Revenue	5.00	12/1/46	1,000,000		1,099,420
Philadelphia, GO (Prerefunded)	6.50	8/1/20	1,750,000	[c]	2,046,380
Tender Option Bond Trust Receipts (Series 2016-XM0373), (Geisinger Authority, Health System Revenue (Geisinger Health System)) Non-recourse	5.13	6/1/35	2,000,000	[b,d]	2,157,900
				6,381,220
South Carolina - 6.8%
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper) (Prerefunded)	5.50	1/1/19	2,760,000	[c]	2,972,879
Tender Option Bond Trust Receipts (Series 2016-XM0384), (South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)) Non-recourse	5.13	6/1/37	4,800,000	[b,d]	5,008,752
Tobacco Settlement Revenue Management Authority of South Carolina, Tobacco Settlement Asset-Backed Bonds (Escrowed to Maturity)	6.38	5/15/30	3,750,000		5,052,900
				13,034,531
Tennessee - 1.2%
Tender Option Bond Trust Receipts (Series 2016-XM0388), (Metropolitan Government of Nashville and Davidson County, Water and Sewer Revenue) Non-recourse	5.00	7/1/21	2,000,000	[b,d]	2,243,280
Texas - 13.1%
Clifton Higher Education Finance Corporation, Revenue (Uplift Education)	4.25	12/1/34	1,000,000		991,850

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal Investments - 151.2% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Texas - 13.1% (continued)
Harris County-Houston Sports Authority, Senior Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	0.00	11/15/52	4,000,000	[e]	742,600
Houston, Airport System Subordinate Lien Revenue	5.00	7/1/25	1,300,000		1,432,977
La Vernia Higher Education Finance Corporation, Education Revenue (Knowledge is Power Program, Inc.) (Prerefunded)	6.25	8/15/19	2,250,000	[c]	2,512,552
Lubbock Educational Facilities Authority, Improvement Revenue (Lubbock Christian University) (Prerefunded)	5.25	11/1/17	1,250,000	[c]	1,282,475
North Texas Education Finance Corporation, Education Revenue (Uplift Education)	5.13	12/1/42	2,000,000		2,074,140
North Texas Tollway Authority, First Tier System Revenue (Insured; Assured Guaranty Corp.)	5.75	1/1/40	235,000		242,344
North Texas Tollway Authority, Second Tier System Revenue (Prerefunded)	5.75	1/1/18	900,000	[c]	932,886
Tender Option Bond Trust Receipts (Series 2016-XM0377), (San Antonio, Electric and Gas Systems Junior Lien Revenue) Non-recourse	5.00	2/1/21	6,300,000	[b,d]	7,048,125
Tender Option Bond Trust Receipts (Series 2016-XM0443), (Texas A&M University System Board of Regents, Financing System Revenue) Recourse	5.00	5/15/39	5,000,000	[b,d]	5,498,500
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue (Blueridge Transportation Group, LLC State Highway 288 Toll Lanes Project)	5.00	12/31/50	1,200,000		1,275,036
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue (Blueridge Transportation Group, LLC State Highway 288 Toll Lanes Project)	5.00	12/31/55	1,000,000		1,059,510
				25,092,995
Washington - 4.2%
Barclays Capital Municipal Trust Receipts (Series 27 B), (King County, Sewer Revenue) Recourse	5.00	1/1/29	2,999,037	[b,d]	3,353,547
Washington Health Care Facilities Authority, Mortgage Revenue (Highline Medical Center) (Collateralized; FHA) (Prerefunded)	6.25	8/1/18	2,890,000	[c]	3,089,323
Washington Health Care Facilities Authority, Revenue (Catholic Health Initiatives)	6.38	10/1/36	1,500,000		1,593,750
				8,036,620

Long-Term Municipal Investments - 151.2% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
West Virginia - .5%
The County Commission of Harrison County, SWDR (Allegheny Energy Supply Company, LLC Harrison Station Project)	5.50	10/15/37	1,000,000	1,006,950
Wisconsin - 1.4%
Public Finance Authority of Wisconsin, Lease Development Revenue (KU Campus Development Corporation - Central District Development Project)	5.00	3/1/46	2,500,000	2,752,825
Wyoming - .9%
Wyoming Municipal Power Agency, Power Supply System Revenue (Prerefunded)	5.50	1/1/18	1,750,000	[c] 1,810,410
U.S. Related - 1.6%
Guam, LOR (Section 30) (Prerefunded)	5.75	12/1/19	1,500,000	[c] 1,675,680
Puerto Rico Commonwealth, Public Improvement GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/35	1,250,000	1,305,338
				2,981,018
Total Investments (cost $268,263,757)			151.2%	290,566,425
Liabilities, Less Cash and Receivables			(25.2%)	(48,388,012)
Preferred Stock, at redemption value			(26.0%)	(50,000,000)
Net Assets Applicable to Common Shareholders			100.0%	192,178,413

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, these securities amounted to $111,796,858, or 58.17% of net assets applicable to Common Shareholders.
c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
d Collateral for floating rate borrowings.
e Security issued with a zero coupon. Income is recognized through the accretion of discount.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Education	23.3
Transportation Services	21.7
Utility-Electric	20.7
Prerefunded	19.3
Utility-Water and Sewer	18.4
Health Care	14.9
Special Tax	12.9
State/Territory	6.2
Industrial	3.1
Pollution Control	2.0
Resource Recovery	1.3
Asset Backed	1.3
City	1.1
Housing	.9
Other	4.1
151.2

† Based on net assets applicable to Common Shareholders.
See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2017 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	268,263,757	290,566,425
Cash		171,595
Interest receivable		4,428,734
Receivable for investment securities sold		261,522
Prepaid expenses		1,371
		295,429,647
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		155,560
Payable for floating rate notes issued—Note 3		51,742,096
Payable for investment securities purchased		1,063,840
Interest and expense payable related to floating rate notes issued—Note 3		185,397
Commissions payable—Note 1		13,128
Dividends payable to Preferred Shareholders		3,753
Accrued expenses		87,460
		53,251,234
Auction Preferred Stock, Series A and B, par value $.001 per share (2,000 shares issued and outstanding at $25,000 per share liquidation preference)—Note 1		50,000,000
Net Assets Applicable to Common Shareholders ($)		192,178,413
Composition of Net Assets ($):
Common Stock, par value, $.001 per share (20,746,281 shares issued and outstanding)		20,746
Paid-in capital		181,714,190
Accumulated undistributed investment income—net		199,016
Accumulated net realized gain (loss) on investments		(12,058,207)
Accumulated net unrealized appreciation (depreciation) on investments		22,302,668
Net Assets Applicable to Common Shareholders ($)		192,178,413
Shares Outstanding
(110 million shares authorized)		20,746,281
Net Asset Value Per Share of Common Stock ($)		9.26

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2017 (Unaudited)

Investment Income ($):
Interest Income	6,766,340
Expenses:
Management fee—Note 2(a)	850,648
Interest and expense related to floating rate notes issued—Note 3	299,656
Professional fees	53,047
Commission fees—Note 1	48,954
Directors’ fees and expenses—Note 2(c)	35,798
Shareholders’ reports	12,342
Shareholder servicing costs	12,053
Registration fees	8,333
Custodian fees—Note 2(b)	7,319
Miscellaneous	25,504
Total Expenses	1,353,654
Investment Income—Net	5,412,686
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	(564,443)
Net unrealized appreciation (depreciation) on investments	(11,350,399)
Net Realized and Unrealized Gain (Loss) on Investments	(11,914,842)
Dividends to Preferred Shareholders	(284,592)
Net (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	(6,786,748)

See notes to financial statements.

STATEMENT OF CASH FLOWS

Six Months Ended March 31, 2017 (Unaudited)

Cash Flows from Operating Activities ($):
Interest received	6,920,027
Operating expenses paid	(1,110,764)
Dividends paid to Preferred Shareholders	(284,570)
Purchases of portfolio securities	(19,978,457)
Proceeds from sales of portfolio securities	19,913,341
Net Cash Provided by Operating Activities		5,459,577
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders	(5,103,585)
Interest and expense related to floating rate notes issued paid	(286,239)
Net Cash Used in Financing Activities		(5,389,824)
Increase in cash		69,753
Cash at beginning of period		101,842
Cash at end of period		171,595
Reconciliation of Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations to Net Cash Provided by Operating Activities ($):
Net Decrease in Net Assets Applicable to Common Shareholders Resulting From Operations		(6,786,748)
Adjustments to reconcile net decrease in net assets applicable to Common Shareholders resulting from operations to net cash provided by operating activities ($):
Increase in investments in securities, at cost		(5,552,991)
Increase in receivable for investment securities sold		(261,522)
Increase in payable for investments securities purchased		1,063,840
Increase in interest receivable		(114,049)
Decrease in prepaid expenses		7,555
Decrease in commissions payable and accrued expenses		(57,270)
Decrease in Due to The Dreyfus Corporation and affiliates		(7,051)
Increase in dividends payable to Preferred Shareholders		22
Increase in payable for floating rate notes issued		5,250,000
Interest and expense related to floating rate notes issued		299,656
Net unrealized depreciation on investments		11,350,399
Net amortization of premiums on investments		267,736
Net Cash Provided by Operating Activities		5,459,577

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016
Operations ($):
Investment income—net	5,412,686	10,822,548
Net realized gain (loss) on investments	(564,443)	2,364,121
Net unrealized appreciation (depreciation) on investments	(11,350,399)	4,355,270
Dividends to Preferred Shareholders	(284,592)	(250,167)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	(6,786,748)	17,291,772
Dividends to Common Shareholders from ($):
Investment income—net	(5,103,585)	(11,174,828)
Capital Stock Transactions ($):
Distributions reinvested	-	225,102
Increase (Decrease) in Net Assets from Capital Stock Transactions	-	225,102
Total Increase (Decrease) in Net Assets Applicable to Common Shareholders	(11,890,333)	6,342,046
Net Assets Applicable to Common Shareholders ($):
Beginning of Period	204,068,746	197,726,700
End of Period	192,178,413	204,068,746
Undistributed investment income—net	199,016	174,507
Capital Share Transactions (Common Shares):
Shares issued for distributions reinvested	-	22,882

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements and, with respect to common stock, market price data for the fund’s common shares.

Six Months Ended March 31, 2017			Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	9.84	9.54	9.68	9.00	10.43	9.44
Investment Operations:
Investment income—net[a]	.26	.52	.55	.59	.58	.62
Net realized and unrealized gain (loss) on investments	(.58)	.33	(.06)	.72	(1.37)	1.01
Dividends to Preferred Shareholders from investment income—net	(.01)	(.01)	(.00)[b]	(.00)[b]	(.01)	(.01)
Total from Investment Operations	(.33)	.84	.49	1.31	(.80)	1.62
Distributions to Common Shareholders:
Dividends from investment income—net	(.25)	(.54)	(.63)	(.63)	(.63)	(.63)
Net asset value, end of period	9.26	9.84	9.54	9.68	9.00	10.43
Market value, end of period	8.92	9.60	9.45	9.09	8.67	11.14
Total Return (%)[c]	(4.48)[d]	7.39	11.15	12.46	(17.00)	24.26

Six Months Ended March 31, 2017			Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets applicable to Common Stock[e]	1.40[f]	1.33	1.25	1.28	1.27	1.26
Ratio of interest and expense related to floating rate notes issued to average net assets applicable to Common Stock[e]	.31[f]	.20	.16	.16	.10	.09
Ratio of net investment income to average net assets applicable to Common Stock[e]	5.60[f]	5.35	5.70	6.33	5.83	6.27
Ratio of expenses to total average net assets	1.11[f]	1.07	1.00	1.00	.93	.93
Ratio of interest and expense related to floating rate notes issued to total average net assets	.25[f]	.16	.13	.13	.07	.07
Ratio of net investment income to total average net assets	4.45[f]	4.29	4.56	4.95	4.30	4.59
Portfolio Turnover Rate	8.38[d]	11.66	11.17	10.97	18.89	18.69
Asset Coverage of Preferred Stock, end of period	484	508	495	501	390	388
Net Assets applicable to Common Shareholders, end of period ($ x 1,000)	192,178	204,069	197,727	200,598	186,506	215,760
Preferred Stock Outstanding, end of period ($ x 1,000)	50,000	50,000	50,000	50,000	64,300	75,000
Floating Rate Notes Outstanding, end of period ($ x 1,000)	51,742	46,492	51,492	51,492	43,617	26,495

a Based on average common shares outstanding.
b Amount represents less than $.01 per share.
c  Calculated based on market value.
d Not annualized.
e Does not reflect the effect of dividends to Preferred Shareholders.
f Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Income, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE MKT”) under the ticker symbol DMF.

The fund has outstanding 1,000 shares each of Series A and Series B Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of Common Stock (“Common Shareholders”) or repurchasing shares of Common Stock and/or could trigger the mandatory redemption of APS at liquidation value. Thus, redemptions of APS may be deemed to be outside of the control of the fund.

The holders of APS, voting as a separate class, have the right to elect at least two directors. The holders of APS will vote as a separate class on certain other matters, as required by law. The fund’s Board of Directors (the “Board”) has designated Nathan Leventhal and Benaree Pratt Wiley as directors to be elected by the holders of APS.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with

GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	-	290,566,425	-	290,566,425
Liabilities ($)
Floating Rate Notes††	-	(51,742,096)	-	(51,742,096)

† See Statement of Investments for additional detailed categorizations.
†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

At March 31, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends and distributions to Common Shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Common Shareholders will have their distributions reinvested in additional shares of the fund, unless such Common Shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent for the fund’s Common Stock, will buy fund shares in the open market and reinvest those shares accordingly.

On March 30, 2017, the Board declared a cash dividend of $.041 per share from investment income-net, payable on April 28, 2017 to Common Shareholders of record as of the close of business on April 13, 2017.

(d) Dividends and distributions to shareholders of APS: Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in related fund charter documents. Dividend rates as of March 31, 2017, for each Series of APS were as follows: Series A–1.361% and Series B–1.394%. These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received. The average dividend rates for the period ended March 31, 2017 for each Series of APS were as follows: Series A–1.142% and Series B–1.141%.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $11,682,835 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2016. If not applied, $1,246,519 of the carryover expires in fiscal year 2017 and $2,354,251 expires in fiscal year 2018. The fund has $2,455,218 of post-enactment short-term capital losses and $5,626,847 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2016 was as follows: tax-exempt income $11,410,976 and ordinary income $14,019. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .70% of the value of the fund’s average weekly net assets, inclusive of the outstanding APS, and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund (excluding taxes, interest on borrowings, brokerage fees and extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to Dreyfus, or Dreyfus will bear, the amount of such excess to the extent required by state law. During the period ended March 31, 2017, there was no expense reimbursement pursuant to the Agreement.

(b) The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended March 31, 2017, the fund was charged $7,319 pursuant to the custody agreement.

The fund has an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

During the period ended March 31, 2017, the fund was charged $3,466 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $143,376, custodian fees $8,718 and Chief Compliance Officer fees $3,466.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2017, amounted to $21,042,297 and $20,174,863, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An inverse floater security may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended March 31, 2017 was approximately $48,242,100, with a related weighted average annualized interest rate of 1.25%.

At March 31, 2017, accumulated net unrealized appreciation on investments was $22,302,668, consisting of $22,609,233 gross unrealized appreciation and $306,565 gross unrealized depreciation.

At March 31, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

OFFICERS AND DIRECTORS
Dreyfus Municipal Income, Inc.

200 Park Avenue
New York, NY 10166

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Assistant Treasurers (continued)
Francine J. Bovich	Robert Salviolo
J. Charles Cardona†	Robert Svagna
Gordon J. Davis†	Chief Compliance Officer
Isabel P. Dunst	Joseph W. Connolly
Nathan Leventhal††	Portfolio Managers
Robin A. Melvin	Daniel A. Rabasco
Roslyn M. Watson	Jeffrey B. Burger
Benaree Pratt Wiley††
† Interested Board Member
†† Elected by APS Holders	Manager
Officers	The Dreyfus Corporation
President	Custodian
Bradley J. Skapyak	The Bank of New York Mellon
Chief Legal Officer	Counsel
Bennett A. MacDougall	Proskauer Rose LLP
Vice President and Secretary	Transfer Agent,
Janette E. Farragher	Dividend Disbursing Agent
Vice Presidents and Assistant Secretaries	and Registrar
James Bitetto	Computershare Inc.
Joseph M. Chioffi	(Common Stock)
Maureen E. Kane	Deutsche Bank Trust Company America
Sarah S. Kelleher	(Auction Preferred Stock)
Jeff Prusnofsky	Stock Exchange Listing
Natalya Zelensky	NYSE MKT Symbol: DMF
Treasurer	Initial SEC Effective Date
James Windels	10/21/88
Assistant Treasurers	Auction Agent
Richard Cassaro	Deutsche Bank Trust Company America
Gavin C. Reilly	(Auction Preferred Stock)
Robert S. Robol

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; The Wall Street Journal, Mutual Funds section under the heading
“Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

Dreyfus Municipal Income, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Registrar (Common Stock)

Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Dividend Disbursing Agent (Common Stock)

Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol:	DMF

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0424SA0317

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Municipal Income, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    May 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    May 23, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    May 23, 2017

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)